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                                                                 Exhibit 10.11.6
                                SIXTH AMENDMENT


     This SIXTH AMENDMENT, dated as of September 24, 1993 among ROHR, INC. (formerly known as Rohr Industries, Inc.) (the "Borrower"), the Lenders parties to the Credit Agreement as defined and referred to below, and CITIBANK, N.A. ("Citibank"), as Agent (the "Agent") for such Lenders.

     PRELIMINARY STATEMENT. The Borrower has entered into a Credit Agreement dated as of April 26, 1989, as amended by the First Amendment dated as of July 21, 1989, the Second Amendment dated as of January 25, 1990, the Third Amendment dated as of April 30, 1990, the Letter Amendment dated as of October 31, 1992, and the Fifth Amendment dated as of July 9, 1993 (said Credit Agreement, as so amended, being the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), with the Lenders parties thereto and the Agent. The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  Amendment to Credit Agreement.  Effective as of the date hereof
                 -----------------------------
and subject to the conditions set forth in Section 2 below, clause (iv)(B) in the definition of "Net Income Available for Fixed Charges" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "(B) the provisions and charges, not in excess of $38 million in the aggregate, established by the Borrower in the third Fiscal Quarter of Fiscal Year 1993."

     SECTION 2.  Conditions of Effectiveness.  This Sixth Amendment shall become
                 ---------------------------
effective as of the date hereof when:

          (a) the Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and the Majority Lenders or, as to any such Lender, advice satisfactory to the Agent that such Lender has executed counterparts of this Sixth Amendment,

          (b) the definition of "Consolidated Net Income Available for Fixed Charges" in each of the Note Agreements, dated as of January 15, 1990 and December 21, 1992, between the Borrower and the note holders parties thereto, each as amended through June 30, 1993, shall have been amended in substantially the same manner as set forth in Section 1 hereof, and

          (c) the definition of "Net Income Available for Fixed Charges" incorporated from the Credit Agreement into the Sublease Agreement, dated as of September 14,

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     1992, between the Borrower and State Street Bank and Trust Company of
     California, National Association, and W. Jeffrey Kramer, not in an individual capacity but solely as owner trustee under a trust for the benefit of General Electric Capital Corporation, as amended through July 9, 1993, shall have been effectively amended in substantially the same manner as set forth in Section 1 hereof.

     SECTION 3.  Reference to and Effect on the Credit Agreement.  (a)  On and
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after the date hereof each reference in the Credit Agreement to "this
Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and the A Notes, and each B Note outstanding on the date hereof, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Notes nor constitute a waiver of any of the provisions contained therein.

     SECTION 4.  Costs and Expenses.  The Borrower agrees to pay on demand all
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costs and expenses of the Agent in connection with the preparation, execution and delivery of this Sixth Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect hereto and with respect to advising the Agent as to its rights and responsibilities hereunder.

     SECTION 5.  Execution in Counterparts.  This Sixth Amendment may be
                 -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Sixth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

     SECTION 6  Governing Law.  This Sixth Amendment shall be governed by, and
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construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective

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officers thereunto duly authorized, as of the date first above written.

                              ROHR, INC.



                              By /s/ R. M. Miller
                                 --------------------------------
                                    Vice President and
                                    Treasurer


                              CITIBANK, N.A., as Agent



                              By /s/ Barbara A. Cohen
                                 --------------------------------
                                    Vice President


                                     BANKS
                                     -----


                              CITIBANK, N.A.



                              By /s/ Barbara A. Cohen
                                 --------------------------------
                                    Vice President


                              BANKERS TRUST COMPANY



                              By /s/ Edward Benedict
                                 --------------------------------
                              Title: Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO



                              By /s/ Levoyd E. Robinson
                                 --------------------------------
                              Title: Assistant Vice President


                              WELLS FARGO BANK, N.A.



                              By /s/ Dan Pallaras
                                 --------------------------------
                              Title: Vice President

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